EXHIBIT 10

[CBS CORPORATION LETTERHEAD]

[Date]

[Indemnitee Name]

[Address]

Dear [____________],

This Agreement (the “Agreement”) is made and entered into as of [date] by and between CBS Corporation, a Delaware corporation (the “Corporation”), and [_________] (“Indemnitee”). Capitalized terms used herein that are not previously defined will have the meanings ascribed to them in Section (11) hereof.

Reference is hereby made to Article VI of the Amended and Restated Certificate of Incorporation of the Corporation as in effect as of the date hereof (the “Charter Indemnity Provision”), a copy of which is attached hereto as Exhibit A. In consideration of your continuing service to the Corporation and in order to eliminate any ambiguity in the event of any purported amendment, modification, alteration or repeal of the Charter Indemnity Provision during the effective time of this Agreement that might otherwise diminish, limit, restrict, adversely affect or eliminate any of your rights to indemnification, advancement of expenses or otherwise under the Charter Indemnity Provision, this will confirm that any such purported amendment, modification, alteration or repeal shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission existing during the effective time of this Agreement, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission. The Corporation hereby agrees that your rights under the Charter Indemnity Provision are contract rights that are hereby incorporated into this Agreement and shall continue during the effective time of this Agreement, without amendment or repeal, even in the event that you cease your association with the Corporation and that such rights shall be for your benefit and for the benefit of your heirs, executors and administrators. In the event of any conflict between the provisions of the Charter Indemnity Provision and the other provisions of this Agreement, the provisions most favorable to the Indemnitee shall control except to the extent otherwise required by applicable law.

In furtherance of your rights under the Charter Indemnity Provision, and without limiting the generality thereof:

(1)   Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

(2)   Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Corporation, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Corporation and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Corporation (and its other directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

(3)   Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

(4)   Procedures and Presumptions for Determination of Entitlement to Indemnification. Subject to Section (6) hereof, it is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the Delaware General Corporation Law and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement:

(a)   To obtain indemnification (including, but not limited to, the advancement of Expenses and contribution by the Corporation) under this Agreement, Indemnitee shall submit to the Secretary of the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

(b)   In the event the Corporation shall be obligated hereunder to pay the Expenses of any Proceeding, the Corporation shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided that (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such Proceeding at Indemnitee’s expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Corporation, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Corporation and Indemnitee in the conduct of any such defense, or (C) the Corporation shall not continue to retain such counsel to defend such Proceeding, then the fees and Expenses of Indemnitee counsel shall be at the expense of the Corporation. The Corporation shall have the right to conduct such defense as it sees fit in its sole discretion; provided, however, the Corporation shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise respecting the Indemnitee which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee.

(c)   Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section (4)(a) hereof, a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case: (i) if specified by Indemnitee in the written request for indemnification pursuant to Section (4)(a), then such determination shall be made as so specified (A) by Independent Counsel in a written opinion to the Board or (B) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board (or, as directed by such Disinterested Directors, by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Board) or (ii) if Indemnitee’s written request for indemnification pursuant to Section (4)(a) does not include a request that such determination be made by Independent Counsel or Disinterested Directors, then such determination shall be made at the election of the Board of Directors (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board; (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Board; (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; (D) if so directed by the Board of Directors, by the stockholders of the Corporation; or (E) as provided in Section (4)(g) of this Agreement; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination.

(d)   If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section (4)(c) hereof, the Independent Counsel shall be selected as provided in this Section (4)(d). The Independent Counsel shall be selected by the Board of Directors. Indemnitee may, within ten (10) days after such written notice of selection shall have been given, deliver to the Corporation a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section (11) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section (4)(a) hereof, no Independent Counsel shall have been selected without objection, either the Corporation or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by Indemnitee to the Corporation’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section (4)(c) hereof. The Corporation shall pay any and all reasonable fees and Expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section (4)(c) hereof, and the Corporation shall pay all reasonable fees and Expenses incident to the procedures of this Section (4)(d), regardless of the manner in which such Independent Counsel was selected or appointed.

(e)   In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion.

(f)    For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. The provisions of this Section (4)(f) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(g)   Subject to Section (5)(g), if the person, persons or entity empowered or selected under Section (4)(c) to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall, to the fullest extent not prohibited by law or Section (6) hereof, be deemed to have been made and Indemnitee shall be entitled to such indemnification absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section (4)(g) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section (4)(c) of this Agreement and if (A) within fifteen (15) days after receipt by the Corporation of the request for such determination, the Board of Directors resolves to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section (4)(c) of this Agreement.

(h)   Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board of Directors or stockholder of the Corporation shall act reasonably and in good faith in making a determination regarding Indemnitee’s entitlement to indemnification under this Agreement. Any reasonable and necessary Expenses incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(i)    The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(5)	Remedies of Indemnitee.

(a)   Subject to Section (5)(g), in the event that the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section (4)(c) of this Agreement and such determination shall not have been made and delivered in a written opinion within ninety (90) days after such Independent Counsel has been engaged as provided in Section (4)(d), Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of Indemnitee’s entitlement to such indemnification.

(b)   In the event that a determination shall have been made pursuant to Section (4)(c) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of the adverse determination under Section (4)(c).

(c)   If a determination shall have been made pursuant to Section (4)(c) of this Agreement that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make

Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d)   In the event that Indemnitee seeks a judicial adjudication of Indemnitee’s rights under, or to recover damages for breach of, this Agreement, the Corporation shall pay on Indemnitee’s behalf any and all expenses (of the types described in the definition of Expenses in Section (11) of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication, only if Indemnitee ultimately is determined to be entitled to such indemnification or advancement of expenses; provided, however, if it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

(e)   The Corporation shall be precluded from asserting in any judicial proceeding commenced that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Corporation is bound by all the provisions of this Agreement. The Corporation shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within thirty (30) days after receipt by the Corporation of a written request therefor) advance, to the extent not prohibited by law or Section (6) hereof, such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advancement of Expenses from the Corporation under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Corporation.

(f)    Both the Corporation and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Corporation from indemnifying its directors or, as applicable, officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation’s right under public policy to indemnify Indemnitee.

(g)   Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement of Indemnitee to indemnification under this Agreement (other than with respect to advancement of Expenses) shall be required to be made prior to the final disposition of the Proceeding, including any appeal therein.

(6)   Exceptions. Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement:

(a)   Excluded Action or Omissions. To indemnify Indemnitee for Indemnitee’s acts, omissions or transactions (i) where otherwise prohibited by applicable law or (ii) that constitute fraud, actual dishonesty or willful misconduct except to the extent that the Charter Indemnity Provision is hereafter amended to permit the Corporation to enter into agreements with its directors and officers that permit indemnification in the case of fraud, actual dishonesty or willful misconduct;

(b)   Payment Has Previously Been Made. To indemnify Indemnitee in connection with any claim made against Indemnitee for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision;

(c)   Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction ultimately determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

(d)   Claims Under Securities Exchange Act of 1934. To indemnify Indemnitee for (i) expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any similar successor statute, or (ii) any reimbursement of the Corporation by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act);

(e)   Claims Initiated by Indemnitee. To indemnify Indemnitee with respect to claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Charter Indemnity Provision or the Corporation’s Amended and Restated Bylaws now or hereafter in effect, or (ii) in specific cases if the Corporation has joined in or the Board of Directors has approved the initiation or bringing of such claim or Indemnitee’s participation is required by applicable law;

(f)    Personal Benefit. To indemnify Indemnitee with respect to any claim based upon or attributable to Indemnitee for any transaction from which Indemnitee derived an improper personal benefit; or

(g)   Liable to Corporation. To indemnify Indemnitee with respect to any claim in which Indemnitee shall have been adjudged liable to the Corporation, unless and to the extent a court of competent jurisdiction shall determine that such indemnification may be made.

(7)	Non-Exclusivity; Survival of Rights; Insurance; Subrogation.

(a)   The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Corporation’s Amended and Restated Certificate of Incorporation, the Corporation’s Amended and Restated Bylaws, any agreement, a vote of stockholders, a resolution of directors or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the Delaware General Corporation Law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Charter Indemnity Provision and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b)   To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors and officers of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise organized under the laws of the United States that such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director or, as applicable, officer under such policy or policies; provided, however, that nothing contained herein shall require the Corporation to maintain any such insurance policy or policies. If, at the time of the receipt of a notice of a claim of the type covered by such policy, the Corporation has director and officer liability insurance in effect, the Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies. Notwithstanding the foregoing, in the event that, for any reason, the insurer with respect to any such insurance policy determines that the policy does not cover the claim at issue, such determination will not give rise to an independent right of action against the Corporation under such policy.

(c)   In the event of any payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

(8)   Duration of Agreement. This Agreement shall be effective as of the date the Indemnitee became a member of the Board of Directors of the Corporation. The Corporation may terminate this Agreement, and such termination shall be effective, at any time on or after January 1, 2015 upon not less than 365 days’ prior written notice to Indemnitee; provided, however, that notwithstanding the foregoing, the Indemnitee’s rights to seek indemnification or advancement under this Agreement with respect to any Proceeding based in whole or part on any actual or alleged state of facts, occurrence, action or omission existing during the effective time of this Agreement, and of any proceeding commenced by Indemnitee pursuant to Section (5) of this Agreement relating thereto, shall survive the termination of this Agreement and shall continue irrespective of when such Proceeding is initiated. This Agreement shall be binding upon the Corporation and its successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation) and assigns and shall inure to the benefit of Indemnitee and his or her heirs, executors and administrators.

(9)   Security. To the extent requested by Indemnitee and approved by the Board of Directors of the Corporation, the Corporation may at any time and from time to time provide security to Indemnitee for the Corporation’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of Indemnitee.

(10)	Enforcement.

(a)   The Corporation expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Indemnitee to serve as a director of the Corporation, and the Corporation acknowledges that Indemnitee is relying upon this Agreement in serving as a director of the Corporation.

(b)   This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

(11)	Definitions. For purposes of this Agreement:

(a)   “Corporate Status” describes the status, either prior or subsequent to the date of this Agreement, of a person who is or was a director of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the express written request of the Corporation and shall extend to such directors, to the extent applicable, in their capacity as an officer of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the express written request of the Corporation.

(b)   “Disinterested Director” means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(c)   “Enterprise” shall mean the Corporation and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the express written request of the Corporation as a director.

(d)   “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding, including the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. “Expenses” shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(e)   “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Corporation or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(f)   “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Corporation, by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting as a director or officer of the Corporation, or by reason of the fact that Indemnitee is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by an Indemnitee to enforce Indemnitee’s rights under this Agreement.

(12)        Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby. Without limiting the generality of the foregoing, and subject to Section (6) hereof, this Agreement is intended to confer upon Indemnitee indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

(13)        Modification and Waiver. No supplement, modification or amendment, or waiver of any provision, of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

(14)        Notice by Indemnitee. Indemnitee agrees promptly to notify the Corporation in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Corporation shall relieve the Corporation of any obligation which it may have to Indemnitee under this Agreement or otherwise only to the extent that such failure or delay materially prejudices the Corporation.

(15)        Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(a)	If to Indemnitee, to the address set forth below Indemnitee signature hereto.
(b)	If to the Corporation, to:
CBS Corporation
51 W. 52nd Street
New York, New York 10019
Attention: General Counsel

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

(16)        Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

(17)        Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

(18)        Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

If you agree with the foregoing, please acknowledge by executing a copy of this letter and returning it to the Corporation.

Very truly yours,

CBS CORPORATION

By:
Name:
Title:

Accepted and Agreed to:

INDEMNITEE

________________________________

Name:

Address:

________________________________

________________________________

EXHIBIT A

Effective December 31, 2005

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CBS CORPORATION

ARTICLE VI

INDEMNIFICATION OF DIRECTORS AND OFFICERS

(1)          Right to Indemnification. The Corporation shall indemnify any person who was or is involved in or is threatened to be involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer (including, without limitation, a trustee) of another corporation, limited liability company, partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment and unless applicable law otherwise requires, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against judgments, fines, amounts paid in settlement and expenses (including, without limitation, attorneys’ fees), actually and reasonably incurred by him in connection with such action, suit or proceeding. Notwithstanding the foregoing, except as provided in Section (7) of this Article VI with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by the indemnitee, if and only if the Board of Directors authorized the bringing of the action, suit or proceeding (or part thereof) in advance of the commencement of the proceeding.

(2)          Successful Defense. To the extent that an indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section (1) of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(3)          Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by a present or former Director or officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that, to the extent required by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a present Director or officer of the Corporation shall be required to submit to the Corporation, prior to the payment of such expenses, an undertaking (an “undertaking”) by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined in a final, non-appealable judicial decision that such Director or officer is not entitled to be indemnified by the Corporation for such expenses as authorized in this Article VI; provided, further, that a former Director or officer of the Corporation shall be required to submit to the Corporation, prior to the payment of such expenses, an undertaking to the extent an undertaking would be required of a present Director or officer of the Corporation pursuant to this Section (3).

(4)          Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VI shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director or officer of the Corporation providing indemnification for such person against expenses, including, without limitation, attorneys’ fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, any action, suit or proceeding by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, to the fullest extent allowed by law, except that no such agreement shall provide for indemnification for any actions that constitute fraud, actual dishonesty or willful misconduct.

(5)          Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

(6)          Certain Definitions. For the purposes of this Article VI, (a) any Director, officer or employee of the Corporation who shall serve or has served as a director or officer of any other corporation, limited liability company, partnership, joint venture, trust or other enterprise of which the Corporation, directly or indirectly, is or was a stockholder or creditor, or in which the Corporation is or was in any way interested, or (b) any current or former director or officer of any subsidiary corporation, limited liability company, partnership, joint venture, trust or other enterprise wholly owned by the Corporation, shall be deemed to be serving as such director or officer at the request of the Corporation, unless the Board of Directors of the Corporation shall determine otherwise. In all other instances where any person shall serve or has served as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise of which the Corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such director or officer at the request of the Corporation, the Board of Directors of the Corporation may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service. For purposes of this

A-2

Article VI, references to a corporation include all constituent corporations absorbed in a consolidation or merger (including any constituent of a constituent) as well as the resulting or surviving corporation so that any person who is or was a director or officer of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity. For purposes of this Article VI, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a Director or officer of the Corporation which imposes duties on, or involves services by, such Director or officer with respect to an employee benefit plan, its participants, or beneficiaries, and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VI.

(7)          Proceedings to Enforce Rights to Indemnification. (a) If a claim under Section (1) of this Article VI is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, or a claim under Section (3) of this Article VI is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. Any such written claim under Section (1) of this Article VI shall include such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification. Any written claim under Sections (1), (2) and (3) of this Article VI shall include reasonable documentation of the expenses incurred by the indemnitee.

(b)   If successful in whole or in part in any suit brought pursuant to Section (7)(a) of this Article VI, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be paid and indemnified for the expense of prosecuting or defending such suit.

(c)   In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of the State of Delaware. Neither the failure of the Corporation (including its Directors who are not parties to such action, a committee of such Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Directors who are not parties to such action, a committee of such Directors, independent legal counsel or its

A-3

stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VI or otherwise shall be on the Corporation.

(8)          Preservation of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director or officer of the Corporation, or has ceased to serve at the request of the Corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of this Article VI by the stockholders of the Corporation entitled to vote thereon shall not adversely affect any right or protection of a Director or officer of the Corporation, or any person serving at the request of the Corporation as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, existing at the time of such repeal or modification.

A-4